UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 26, 2006

TEMPUR-PEDIC INTERNATIONAL INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

1713 Jaggie Fox Way

Lexington, Kentucky 40511

(Address of principal executive offices) (Zip Code)

(800) 878-8889

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 26, 2006, Tempur-Pedic International Inc. issued a press release to announce its financial results for the fourth quarter and full year ended December 31, 2005, including certain non-GAAP financial results. This press release includes reconciliations of such non-GAAP financial measures to the most directly comparable GAAP financial measures and is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The information in this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01. REGULATION FD DISCLOSURE

The information furnished under Item 2.02 of this Form 8- K, including Exhibit 99.1 furnished herewith, is hereby incorporated by reference under this Item 7.01 as if fully set forth herein.

Item 9.01.    Financial Statements and Exhibits

(c)	Exhibits

Exhibit	Description

99.1	Press Release dated January 26, 2006, titled “Tempur-Pedic International Reports Fourth Quarter and Full Year Earnings.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2006

Tempur-Pedic International Inc.

By:	/s/ Robert B. Trussell, Jr.
	Name:	Robert B. Trussell, Jr.
	Title:	ChiefExecutive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated January 26, 2006, titled “Tempur-Pedic International Reports Fourth Quarter and Full Year Earnings.”

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